UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2016

FULL HOUSE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4670 S. Fort Apache Road, Suite 190 Las Vegas, Nevada	89147
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221-7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 10, 2016, the Board of Directors (the “Board”) of Full House Resorts, Inc. (the “Company”) amended and restated the Company’s By-Laws (as amended and restated, the “By-Laws”), effective immediately to, among other things:

•	Update the notice provisions for meetings of stockholders;

•	Provide the Board discretion to hold a stockholder meeting by means of remote communication;

•	Provide the Board flexibility to adopt rules and regulations for the conduct of meetings of stockholders;

•	Update the requirements for calling a special meeting of the stockholders;

•	Add electronic transmission as an acceptable communication medium;

•	Require advance notice for stockholders to bring business before any meeting of the Company’s stockholders;

•	Require advance notice for stockholders to nominate individuals for election to the Board;

•	Expressly set the process for the Board to determine whether a director is a Disqualified Director, as defined in the Company’s Amended and Restated Certificate of Incorporation; and

•
Specify that the sole and exclusive forum for certain court actions involving the Company will be either the Court of Chancery of the State of Delaware or the Eight Judicial District of the Court of Clark County of the State of Nevada, unless the Company consents in writing to the selection of an alternative forum.

The above description of certain key amendments to the By-Laws is qualified in its entirety by reference to the full text of the By-Laws, as amended and restated, which is attached hereto and incorporated herein by reference as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders

The Company held its 2016 annual meeting of stockholders on May 10, 2016. The Company is providing the following information regarding the final results of the matters voted on by stockholders at the annual meeting:

a.	Proposal 1: Election of eight (8) directors to serve for the ensuing year and until their respective successors are elected:

Director Nominee	Votes For	Votes Withheld
Kenneth R. Adams	10,274,330	67,676
Carl G. Braunlich	10,269,780	72,226
W. H. Baird Garrett	10,284,830	57,176
Ellis Landau	10,294,430	47,576
Daniel R. Lee	10,262,171	79,835
Kathleen Marshall	10,280,159	61,847
Craig W. Thomas	10,291,480	50,526
Bradley M. Tirpak	10,284,174	57,832

There were 6,109,532 broker non-votes for this proposal.

b.
Proposal 2: Ratification of the appointment of Piercy Bowler Taylor & Kern as the Company’s independent registered public accounting firm for 2016: 16,334,669 shares in favor, 35,558 shares against and 81,311 shares abstaining. There were zero broker non-votes for this proposal.

c.
Proposal 3: An advisory vote to approve named executive officers compensation: 9,298,119 shares in favor, 270,657 shares against and 773,230 shares abstaining. There were 6,109,532 broker non-votes for this proposal.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits

	3.1	Amended and Restated By-Laws of Full House Resorts, Inc., effective as of May 10, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: May 13, 2016	/s/ Lewis A. Fanger
Lewis A. Fanger, Senior Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws of Full House Resorts, Inc., effective as of May 10, 2016